Dreyfus
      Midcap Index Fund, Inc.

      ANNUAL REPORT October 31, 2002




(PAGE)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



(PAGE)

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            20   Statement of Financial Futures

                            21   Statement of Assets and Liabilities

                            22   Statement of Operations

                            23   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

(PAGE)


                                                                       The Fund

                                                                        Dreyfus
                                                        Midcap Index Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Midcap Index Fund, Inc., covering the 12-month period from November 1, 2001 through October 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Tom Durante.

The past year has not been kind to equity investors. A host of concerns, both economic and political, contributed to the Standard & Poor' s 500 Index's negative total return for the reporting period. With these concerns still unresolved, many stocks have fallen to levels that we consider attractive relative to historical averages.

Recent equity market losses have been a painful reminder for many of the importance of asset allocation and maintaining a diversified portfolio. Investing only in yesterday' s market leaders probably won' t provide the diversification most investors need. Instead, we believe that holding the right mix of carefully selected stocks and bonds is an important consideration for investors. We suggest you talk regularly with your financial advisor to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

[CANTER SIGNATURE LOGO]

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2002





(PAGE)

DISCUSSION OF FUND PERFORMANCE

Steve Falci and Tom Durante, Portfolio Managers

How did Dreyfus Midcap Index Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2002, the fund produced a total return of -5.30% .(1) The Standard & Poor's MidCap 400 Index ("S&P 400 Index"), the fund' s benchmark, produced a total return of -4.78% for the same period.(2) The difference in returns was primarily the result of transaction costs and other fund operating expenses.

The fund and market's absolute performance was primarily the result of a difficult stock market environment and a weak economy plagued by a slowed recovery and rising tensions in the Middle East. While we are disappointed in the fund' s absolute return, the midcap portion of the stock market produced better performance than large-cap stocks. In an otherwise difficult year, several midcap industries posted strong gains, most notably banks and thrifts and oil services companies.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 400 Index. To pursue that goal, the fund generally invests in all 400 stocks in the S&P 400 Index in proportion to their weighting in the S&P 400 Index. Often considered a barometer for the midcap stock market in general, the S&P 400 Index is composed of 400 stocks of midsize domestic companies with market capitalizations ranging between $50 million and $12 billion; the S& P 400 Index contains approximately 310 industrial, 40 utility, 40 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S& P 400 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks. The S&P 400 Index was the first benchmark to represent the performance of the midcap
stock    market.

                                                             The Fund



(PAGE)

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As an index fund, the fund uses a passive management approach: all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 400 Index. The fund does not attempt to manage market volatility.

Compared to larger, more established companies, midsize companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings tend to be less predictable

What other factors influenced the fund's performance?

The most significant  factors  influencing the fund's performance were the
weakening   U.S.   economy,   low  interest   rates  and  steep  declines  among
semiconductor and biotechnology stocks.

When the reporting period began, the U.S. economy was in recession, and the world had been shocked by the terrorist attacks of September 11, 2001. However, within a few short weeks the stock market regained all of the losses incurred immediately following the attacks, as investors took advantage of bargains and looked forward to a resumption of economic growth.

By early 2002, several economic indicators turned positive, and market analysts were suggesting that the recession was coming to an end. Consumer spending was especially strong, as a record number of homeowners took advantage of historically low interest rates to refinance their mortgages. Many of these homeowners spent the resulting savings on home improvements, automobiles and other big-ticket items, helping to drive the economy out of recession. However, corporate capital spending, another key driver of economic growth, had yet to rebound.

By spring, many of the industry groups that comprise the S&P 400 Index were reporting stronger gains. For example, banks and thrifts benefited from the surge in mortgage-refinancing activity. Midcap banks generally provided better performance than their large-cap

(PAGE)


counterparts, primarily because they tended to focus on their local markets and did not participate in troubled foreign loan markets. Oil services companies, especially drilling companies, prospered as oil prices rose steadily amid growing threats of war with Iraq.

On the other hand, semiconductor and biotechnology stocks hindered the midcap stock market' s overall performance. In our view, semiconductor stocks suffered primarily because of a lack of capital spending by corporations. Biotechnology companies also provided disappointing returns, primarily because health care investors preferred companies with more predictable earnings, such as service providers.

What is the fund's current strategy?

As an index fund, our strategy remains: to attempt to replicate the returns of the S&P 400 Index by investing in each industry group in a way that closely approximates its representation in the S&P 400 Index.

While we were disappointed that the S&P 400 Index provided lackluster returns during the reporting period, we have recently seen signs of possible improvement. For example, we believe that investors are now more aware of the potential for accounting irregularities. In our view, this awareness has led to more realistic earnings expectations, a stricter regulatory environment and clearer financial statements, all of which should help to restore investor confidence in the stock market.

November 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund

(PAGE)


FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Midcap Index Fund, Inc. and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------


Average Annual Total Returns AS OF 10/31/02


                                                                 1 Year                 5 Years               10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             (5.30)%                 6.61%                 12.21%

((+))  SOURCE: LIPPER INC.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS MIDCAP INDEX FUND, INC. ON 10/31/92 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





(PAGE)

STATEMENT OF INVESTMENTS

October 31, 2002


COMMON STOCKS--96.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.4%

Constellation Brands, Cl. A                                                                      86,800  (a)           2,198,644

Universal                                                                                        25,466                  896,913

                                                                                                                       3,095,557

CONSUMER CYCLICAL--12.7%

ALLETE                                                                                           82,774                1,773,019

Abercrombie & Fitch, Cl. A                                                                       96,250  (a)           1,715,175

Alaska Air Group                                                                                 25,837  (a)             559,113

Albany International, Cl. A                                                                      31,402                  665,408

American Eagle Outfitters                                                                        70,150  (a)           1,016,473

ArvinMeritor                                                                                     66,043                1,000,551

BJ's Wholesale Club                                                                              69,214  (a)           1,399,507

Bandag                                                                                           18,550                  709,352

Barnes & Noble                                                                                   65,550  (a)           1,383,105

Blyth Industries                                                                                 45,000                1,269,000

Bob Evans Farms                                                                                  34,594                  860,353

Borders Group                                                                                    79,450  (a)           1,368,923

BorgWarner                                                                                       25,900                1,164,982

Brinker International                                                                            95,206  (a)           2,702,898

CBRL Group                                                                                       51,025                1,195,516

CDW Computer Centers                                                                             81,800  (a)           4,337,036

Callaway Golf                                                                                    73,800                  903,312

CarMax                                                                                          100,100  (a)           1,640,639

Cheesecake Factory                                                                               49,200  (a)           1,667,880

Claire's Stores                                                                                  47,352                1,219,788

Coach                                                                                            86,200  (a)           2,564,450

Dollar Tree Stores                                                                              110,950  (a)           2,916,875

Extended Stay America                                                                            91,150  (a)           1,139,375

Fastenal                                                                                         73,700                2,502,115

Federal Signal                                                                                   46,363                  783,071

Furniture Brands International                                                                   54,700  (a)           1,236,767

GTECH Holdings                                                                                   55,700  (a)           1,448,200

Gentex                                                                                           73,700  (a)           2,172,676

HON INDUSTRIES                                                                                   57,272                1,463,300

Herman Miller                                                                                    73,710                1,330,465

International Speedway, Cl. A                                                                    51,650                2,011,251

Krispy Kreme Doughnuts                                                                           52,900  (a)           1,814,470

Lear                                                                                             63,850  (a)           2,333,718

                                                                                                     The Fund



(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Longs Drug Stores                                                                                37,200                 831,420

Mandalay Resort Group                                                                            66,423  (a)           1,879,107

Michaels Stores                                                                                  64,500  (a)           2,899,920

Modine Manufacturing                                                                             32,670                  571,398

Mohawk Industries                                                                                64,900  (a)           3,475,395

99 Cents Only Stores                                                                             68,200  (a)           1,844,810

Neiman Marcus Group, Cl. A                                                                       46,650  (a)           1,357,515

Outback Steakhouse                                                                               74,500                2,536,725

PETsMART                                                                                        131,200  (a)           2,507,232

Papa John's International                                                                        18,950  (a)             493,269

Park Place Entertainment                                                                        293,050  (a)           2,124,613

Payless ShoeSource                                                                               21,950  (a)           1,108,475

Pier 1 Imports                                                                                   90,800                1,711,580

Ross Stores                                                                                      76,400                3,197,340

Ruddick                                                                                          45,150                  676,347

Saks                                                                                            138,580  (a)           1,503,593

Sotheby's Holdings, Cl. A                                                                        59,768  (a)             453,639

Superior Industries International                                                                25,850                1,097,850

Timberland, Cl. A                                                                                36,450  (a)           1,158,381

Unifi                                                                                            52,337  (a)             288,900

Whole Foods Market                                                                               55,900  (a)           2,607,959

Williams-Sonoma                                                                                 111,800  (a)           2,660,840

                                                                                                                      89,255,071

CONSUMER STAPLES--4.5%

Church & Dwight                                                                                  38,676                1,337,416

Dean Foods                                                                                       87,872  (a)           3,294,321

Dial                                                                                             92,150                1,959,109

Dole Food                                                                                        54,443                1,599,535

Dreyer's Grand Ice Cream                                                                         33,828                2,389,272

Hormel Foods                                                                                    134,900                3,264,580

Interstate Bakeries                                                                              42,800                1,066,148

J. M. Smucker                                                                                    48,203                1,764,712

Lancaster Colony                                                                                 35,549                1,615,702

McCormick & Co.                                                                                 135,872                3,021,793

PepsiAmericas                                                                                   149,500                2,294,825

Sensient Technologies                                                                            45,978                1,119,564

Smithfield Foods                                                                                106,350  (a)           1,652,679


(PAGE)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Tootsie Roll Industries                                                                          50,192                1,583,056

Tyson Foods, Cl. A                                                                              343,115                3,798,283

                                                                                                                      31,760,995

ENERGY--9.3%

AGL Resources                                                                                    54,562                1,282,207

American Water Works                                                                             97,250                4,354,855

Aquila                                                                                          175,100                  647,870

Black Hills                                                                                      26,092                  687,524

Cooper Cameron                                                                                   52,700  (a)           2,456,874

ENSCO International                                                                             144,600                3,909,984

Equitable Resources                                                                              60,250                2,144,900

FMC Technologies                                                                                 63,511  (a)           1,174,954

Forest Oil                                                                                       45,650  (a)           1,138,967

Grant Prideco                                                                                   108,123  (a)           1,044,468

Helmerich & Payne                                                                                48,600                1,375,866

MDU Resources Group                                                                              69,400                1,712,098

Murphy Oil                                                                                       44,482                3,728,926

National Fuel Gas                                                                                77,874                1,570,719

National-Oilwell                                                                                 78,650  (a)           1,639,852

Noble Energy                                                                                     55,677                2,026,086

ONEOK                                                                                            58,700                1,111,778

Ocean Energy                                                                                    170,920                3,184,240

Patterson-UTI Energy                                                                             76,750  (a)           2,219,610

Pioneer Natural Resources                                                                       112,800  (a)           2,805,336

Pride International                                                                             129,400  (a)           1,796,072

Questar                                                                                          79,546                2,052,287

Smith International                                                                              98,520  (a)           3,079,735

Tidewater                                                                                        58,905                1,659,354

Valero Energy                                                                                   102,776                3,618,743

Varco International                                                                              93,948  (a)           1,544,505

Vectren                                                                                          65,825                1,621,270

WGL Holdings                                                                                     47,210                1,091,967

Weatherford International                                                                       126,423  (a)           5,061,977

Western Gas Resources                                                                            32,100                1,062,831

XTO Energy                                                                                      120,800                2,905,240

                                                                                                                      65,711,095

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--13.1%

AdvancePCS                                                                                       89,800  (a)           2,253,980

Apogent Technologies                                                                            103,950  (a)           1,889,811

Apria Healthcare Group                                                                           53,200  (a)           1,297,548

Barr Laboratories                                                                                42,350  (a)           2,491,451

Beckman Coulter                                                                                  60,024                1,671,668

Charles River Laboratories International                                                         43,500  (a)           1,598,625

Covance                                                                                          58,650  (a)           1,306,722

Cytyc                                                                                           119,350  (a)           1,248,401

DENTSPLY International                                                                           76,050                2,807,766

Edwards Lifesciences                                                                             58,100  (a)           1,492,589

Express Scripts                                                                                  76,550  (a)           4,147,479

First Health Group                                                                               98,470  (a)           2,558,251

Gilead Sciences                                                                                 190,300  (a)           6,611,022

Health Net                                                                                      121,570  (a)           2,844,738

Henry Schein                                                                                     42,550  (a)           2,134,733

Hillenbrand Industries                                                                           59,950                3,117,400

ICN Pharmaceuticals                                                                              80,400                  671,340

IDEC Pharmaceuticals                                                                            148,400  (a)           6,829,368

IVAX                                                                                            189,006  (a)           2,372,025

Incyte Genomics                                                                                  65,650  (a)             324,311

LifePoint Hospitals                                                                              38,400  (a)           1,203,840

Lincare Holdings                                                                                103,350  (a)           3,521,135

Millennium Pharmaceuticals                                                                      276,362  (a)           2,056,133

Mylan Laboratories                                                                              121,748                3,831,410

Omnicare                                                                                         91,550                1,989,382

Oxford Health Plans                                                                              85,500  (a)           3,040,380

PacifiCare Health Systems                                                                        34,486  (a)           1,019,406

Patterson Dental                                                                                 66,200  (a)           3,409,962

Perrigo                                                                                          70,400  (a)             887,040

Protein Design Labs                                                                              86,450  (a)             717,535

Quest Diagnostics                                                                                94,650  (a)           6,041,510

SICOR                                                                                           112,800  (a)           1,678,464

STERIS                                                                                           66,950  (a)           1,776,183

Sepracor                                                                                         81,700  (a)             710,790

Triad Hospitals                                                                                  72,152  (a)           2,633,548

Universal Health Services, Cl. B                                                                 58,150  (a)           2,819,112

VISX                                                                                             51,850  (a)             420,503


(PAGE)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Varian Medical Systems                                                                           66,100  (a)           3,187,342

Vertex Pharmaceuticals                                                                           73,850  (a)           1,448,198

                                                                                                                      92,061,101

INTEREST SENSITIVE--19.2%

A. G. Edwards                                                                                    77,174                2,539,025

Allmerica Financial                                                                              51,600                  439,116

American Financial Group                                                                         66,959                1,552,110

AmeriCredit                                                                                     148,200  (a)           1,124,838

AmerUs Group                                                                                     38,600                1,107,820

Arthur J. Gallagher                                                                              85,850                2,302,497

Associated Banc-Corp                                                                             73,429                2,464,277

Astoria Financial                                                                                86,100                2,254,098

BISYS Group                                                                                     116,000  (a)           2,076,400

Bank of Hawaii                                                                                   66,170                1,959,955

Banknorth Group                                                                                 144,100                3,338,797

Certegy                                                                                          67,200  (a)           1,411,200

City National                                                                                    48,557                2,197,204

Colonial BancGroup, Cl. A                                                                       120,150                1,436,994

Commerce Bancorp                                                                                 65,400                3,002,514

Compass Bancshares                                                                              125,100                4,040,730

Dun & Bradstreet                                                                                 72,200  (a)           2,638,910

Eaton Vance                                                                                      67,450                1,936,490

Everest Re Group                                                                                 49,800                2,889,396

Fidelity National Financial                                                                      92,780                2,801,956

First Virginia Banks                                                                             69,788                2,612,165

FirstMerit                                                                                       82,250                1,879,413

Golden State Bancorp                                                                            133,500                4,911,465

Greater Bay Bancorp                                                                              49,900                  760,476

GreenPoint Financial                                                                             96,450                4,202,327

HCC Insurance Holdings                                                                           60,500                1,484,065

Hibernia, Cl. A                                                                                 153,650                3,028,442

Horace Mann Educators                                                                            39,700                  595,897

Hospitality Properties Trust                                                                     60,800                1,989,376

Independence Community Bank                                                                      55,600                1,427,252

IndyMac Bancorp                                                                                  55,650  (a)           1,037,316

Investment Technology Group                                                                      46,800  (a)           1,492,920

Investors Financial Services                                                                     62,700                1,923,009

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

LaBranche & Co.                                                                                  57,350  (a)           1,549,023

Legg Mason                                                                                       63,050                2,929,303

Leucadia National                                                                                53,800                2,018,038

M&T Bank                                                                                         89,250                7,311,360

MONY Group                                                                                       46,400                1,186,448

Mercantile Bankshares                                                                            67,701                2,636,277

Metris Companies                                                                                 56,300                  160,455

National Commerce Financial                                                                     200,365                4,904,935

Neuberger Berman                                                                                 67,900                1,993,544

New Plan Excel Realty Trust                                                                      94,150                1,631,619

New York Community Bancorp                                                                      104,450                3,033,228

Ohio Casualty                                                                                    58,950  (a)             777,550

Old Republic International                                                                      117,100                3,490,751

PMI Group                                                                                        87,700                2,613,460

Protective Life                                                                                  66,750                1,907,715

Provident Financial Group                                                                        47,350                1,230,626

Radian Group                                                                                     92,100                3,248,367

Roslyn Bancorp                                                                                   81,350                1,347,075

SEI Investments                                                                                 105,100                2,805,119

Silicon Valley Bancshares                                                                        43,150  (a)             810,788

Sovereign Bancorp                                                                               253,550                3,569,984

StanCorp Financial Group                                                                         28,750                1,552,500

TCF Financial                                                                                    72,650                3,083,266

Unitrin                                                                                          65,950                2,077,425

Waddell & Reed Financial, Cl. A                                                                  77,900                1,363,250

Webster Financial                                                                                46,600                1,510,306

Westamerica Bancorporation                                                                       32,600                1,384,848

Wilmington Trust                                                                                 63,800                1,936,330

                                                                                                                     134,922,040

INTERNET--.6%

CheckFree                                                                                        75,900  (a)           1,235,652

E*TRADE Group                                                                                   355,100  (a)           1,597,950

Internet Security Systems                                                                        47,000  (a)             867,620

Macromedia                                                                                       58,100  (a)             651,301

Retek                                                                                            51,150  (a)             167,261

                                                                                                                       4,519,784


(PAGE)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES--11.1%

A. Schulman                                                                                      28,525                  499,187

AGCO                                                                                             72,500                1,841,500

AK Steel Holding                                                                                104,800  (a)             758,752

AMETEK                                                                                           32,072                1,131,821

Airborne                                                                                         47,038                  606,320

Airgas                                                                                           69,200  (a)           1,055,992

Albemarle                                                                                        40,500                1,138,860

Alexander & Baldwin                                                                              39,907                  927,878

Arch Coal                                                                                        50,900                  883,624

Atlas Air Worldwide Holdings                                                                     37,200  (a)              45,384

Bowater                                                                                          53,710                1,820,232

C.H. Robinson Worldwide                                                                          82,200                2,430,654

CNF                                                                                              47,900                1,541,901

Cabot                                                                                            59,700                1,413,696

Carlisle Cos.                                                                                    29,582                1,102,521

Carpenter Technology                                                                             21,594                  232,136

Clayton Homes                                                                                   133,870                1,515,408

Crompton                                                                                        110,433                  732,171

Cytec Industries                                                                                 38,300  (a)             927,243

D. R. Horton                                                                                    142,300                2,742,121

Donaldson                                                                                        42,908                1,354,606

Dycom Industries                                                                                 46,500  (a)             505,455

EGL                                                                                              47,600  (a)             636,412

Energizer Holdings                                                                               85,600  (a)           2,554,304

Expeditors International of Washington                                                          101,000                3,182,510

FMC                                                                                              34,100  (a)           1,043,119

Ferro                                                                                            39,179                  958,710

Flowserve                                                                                        53,665  (a)             628,954

GATX                                                                                             47,496                  952,295

Glatfelter                                                                                       42,350                  510,741

GrafTech International                                                                           54,250  (a)             212,660

Granite Construction                                                                             40,387                  647,000

H. B. Fuller                                                                                     27,534                  783,893

Harsco                                                                                           39,396                1,010,507

Hubbell, Cl. B                                                                                   57,380                1,948,051

IMC Global                                                                                      111,722                1,228,942

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

J.B. Hunt Transport Services                                                                     38,050  (a)           1,053,605

Jacobs Engineering Group                                                                         52,842  (a)           1,600,584

Kaydon                                                                                           29,638                  591,871

Kennametal                                                                                       33,450                1,042,637

Lennar                                                                                           62,850                3,467,435

Longview Fibre                                                                                   49,586                  337,185

Lubrizol                                                                                         49,988                1,449,652

Lyondell Chemical                                                                               155,288                1,941,100

Martin Marietta Materials                                                                        47,450                1,321,008

Minerals Technologies                                                                            19,550                  858,440

Newport                                                                                          37,050  (a)             406,105

Nordson                                                                                          32,586                  844,303

Olin                                                                                             55,090                  895,763

Overseas Shipholding Group                                                                       33,470                  580,704

Packaging Corp of America                                                                       101,400  (a)           1,762,332

Peabody Energy                                                                                   50,700                1,305,525

Pentair                                                                                          47,890                1,582,286

Potlach                                                                                          27,650                  722,771

Precision Castparts                                                                              50,796                  985,950

Quanta Services                                                                                  59,150  (a)             188,097

RPM                                                                                             111,613                1,680,892

Rayonier                                                                                         26,950                1,136,751

Sequa, Cl. A                                                                                     10,136  (a)             390,337

Solutia                                                                                         101,800                  453,010

Sonoco Products                                                                                  93,743                2,202,960

Swift Transportation                                                                             83,250  (a)           1,339,492

Tecumseh Products, Cl. A                                                                         17,950                  814,212

Teleflex                                                                                         38,200                1,606,692

Trinity Industries                                                                               44,601                  700,236

Valspar                                                                                          48,650                2,032,110

Wausau-Mosinee Paper                                                                             50,113                  478,579

York International                                                                               38,300                  900,816

                                                                                                                      78,179,000

SERVICES--9.9%

Affiliated Computer Services, Cl. A                                                             128,100  (a)           5,899,005

Banta                                                                                            24,536                  755,709


(PAGE)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Belo, Cl. A                                                                                     109,014                2,518,223

CSG Systems International                                                                        50,050  (a)             644,594

Career Education                                                                                 44,100  (a)           1,768,851

Catalina Marketing                                                                               53,100  (a)           1,027,485

Ceridian                                                                                        144,250  (a)           1,987,765

ChoicePoint                                                                                      83,166  (a)           3,148,665

Copart                                                                                           88,400  (a)             943,228

DST Systems                                                                                     116,500  (a)           3,582,375

DeVry                                                                                            67,900  (a)             964,180

Education Management                                                                             34,050  (a)           1,249,635

Emmis Communications, Cl. A                                                                      51,550  (a)           1,124,821

Entercom Communications                                                                          48,400  (a)           2,382,248

Gartner Group, Cl. B                                                                             80,400  (a)             648,024

Hanover Compressor                                                                               63,750  (a)             668,738

Harte-Hanks                                                                                      89,375                1,705,275

Hispanic Broadcasting                                                                           105,650  (a)           2,271,475

Jack Henry & Associates                                                                          87,850                  903,010

Keane                                                                                            73,500  (a)             605,640

Kelly Services, Cl. A                                                                            34,485                  815,915

Korn/Ferry International                                                                         36,800  (a)             313,904

Lee Enterprises                                                                                  43,050                1,407,735

MPS Group                                                                                        99,700  (a)             537,383

Manpower                                                                                         74,350                2,535,335

Media General, Cl. A                                                                             22,500                1,230,750

Pittston Brink's Group                                                                           52,750                1,116,717

Price Communications                                                                             53,000  (a)             707,020

Reader's Digest Association, Cl. A (non-voting)                                                  96,850                1,574,781

Republic Services                                                                               159,000  (a)           3,272,220

Rollins                                                                                          29,355                  694,246

Scholastic                                                                                       37,950  (a)           1,675,492

Six Flags                                                                                        89,800  (a)             410,386

Sykes Enterprises                                                                                39,300  (a)             130,476

Sylvan Learning Systems                                                                          39,200  (a)             598,584

Telephone and Data Systems                                                                       56,950                2,898,755

United Rentals                                                                                   74,400  (a)             453,840

Valassis Communications                                                                          51,800  (a)           1,336,440

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Viad                                                                                             86,650               1,682,743

Wallace Computer Services                                                                        40,464                 740,896

Washington Post, Cl. B                                                                            9,269               6,746,905

Westwood One                                                                                    103,750  (a)          3,766,125

                                                                                                                     69,445,594

TECHNOLOGY--11.2%

ADTRAN                                                                                           36,750  (a)            933,083

Activision                                                                                       64,800  (a)          1,328,400

Acxiom                                                                                           85,500  (a)          1,077,300

Advanced Fibre Communications                                                                    80,300  (a)          1,299,174

Advent Software                                                                                  31,750  (a)            447,993

Arrow Electronics                                                                                97,612  (a)          1,281,646

Ascential Software                                                                              241,121  (a)            583,513

Atmel                                                                                           453,800  (a)            757,846

Avnet                                                                                           116,258               1,081,199

Avocent                                                                                          43,750  (a)            875,000

Cabot Microelectronics                                                                           23,562  (a)          1,069,479

Cadence Design Systems                                                                          258,060  (a)          2,614,148

Cirrus Logic                                                                                     81,078  (a)            267,557

CommScope                                                                                        60,050  (a)            471,393

Credence Systems                                                                                 58,900  (a)            491,815

Cree                                                                                             70,700  (a)          1,219,575

Cypress Semiconductor                                                                           119,718  (a)            672,815

Diebold                                                                                          70,001               2,495,536

FEI                                                                                              31,500  (a)            505,575

Fairchild Semiconductor, Cl. A                                                                  113,650  (a)          1,352,435

Harris                                                                                           64,500               1,701,510

Imation                                                                                          34,000  (a)          1,391,280

InFocus                                                                                          38,200  (a)            223,852

Intergrated Device Technology                                                                   100,350  (a)            991,157

International Rectifier                                                                          61,750  (a)          1,066,423

Intersil, Cl. A                                                                                 132,600  (a)          2,252,874

KEMET                                                                                            83,700  (a)            734,049

LTX                                                                                              47,700  (a)            295,740

L-3 Communications Holdings                                                                      91,300  (a)          4,291,100


(PAGE)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Lam Research                                                                                    123,850  (a)           1,559,272

Lattice Semiconductor                                                                           106,600  (a)             721,682

Legato Systems                                                                                  111,600  (a)             406,224

Macrovision                                                                                      49,600  (a)             639,840

McData, Cl. A                                                                                   110,150  (a)             724,787

Mentor Graphics                                                                                  64,159  (a)             609,061

Micrel                                                                                           90,050  (a)             743,813

Microchip Technology                                                                            196,150                4,786,060

National Instruments                                                                             50,100  (a)           1,437,369

Network Associates                                                                              151,450  (a)           2,406,540

Per-Se Technologies (warrants)                                                                      834  (a)                  92

Plantronics                                                                                      44,650  (a)             668,857

Plexus                                                                                           40,850  (a)             438,320

Polycom                                                                                          97,000  (a)             955,450

Powerwave Technologies                                                                           63,550  (a)             292,965

Quantum                                                                                         153,156  (a)             453,342

RF Micro Devices                                                                                163,800  (a)           1,390,498

RSA Security                                                                                     55,050  (a)             246,073

Reynolds & Reynolds, Cl. A                                                                       67,502                1,597,772

SPX                                                                                              79,500  (a)           3,339,795

SanDisk                                                                                          66,750  (a)           1,319,647

Semtech                                                                                          71,000  (a)           1,003,230

Storage Technology                                                                              102,926  (a)           1,819,732

Sybase                                                                                           94,300  (a)           1,207,983

Symantec                                                                                        140,952  (a)           5,638,080

Synopsys                                                                                         74,100  (a)           2,804,685

3Com                                                                                            348,400  (a)           1,469,900

Tech Data                                                                                        54,800  (a)           1,750,860

Titan                                                                                            75,750  (a)             976,417

Transaction Systems Architects, Cl. A                                                            34,450  (a)             256,997

TriQuint Semiconductor                                                                          128,338  (a)             648,107

Varian                                                                                           33,000  (a)             970,530

Vishay Intertechnology                                                                          155,104  (a)           1,597,571

Wind River Systems                                                                               76,750  (a)             277,835

                                                                                                                      78,932,853

                                                                                                     The Fund

(PAGE)


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                       Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--4.6%

Alliant Energy                                                                                   88,379                1,415,832

Broadwing                                                                                       212,700  (a)             484,956

Cleco                                                                                            45,740                  638,073

DPL                                                                                             122,950                1,696,710

DQE                                                                                              71,950                1,146,883

Energy East                                                                                     140,376                2,990,009

Great Plains Energy                                                                              60,180                1,357,059

Hawaiian Electric Industries                                                                     35,379                1,693,593

IDACORP                                                                                          36,633                  952,824

NSTAR                                                                                            51,550                2,162,522

Northeast Utilities                                                                             132,760                1,998,038

OGE Energy                                                                                       75,946                1,211,339

PNM Resources                                                                                    37,994                  837,768

Pepco Holdings                                                                                  158,703                3,285,152

Puget Energy                                                                                     89,840                1,912,694

SCANA                                                                                           106,864                3,118,291

Sierra Pacific Resources                                                                         99,211                  593,282

WPS Resources                                                                                    30,800                1,191,652

Westar Energy                                                                                    69,600                  755,160

Wisconsin Energy                                                                                111,887                2,571,163

                                                                                                                      32,013,000

TOTAL COMMON STOCKS
   (cost $794,240,227)                                                                                               679,896,090


(PAGE)


                                                                                             Principal
SHORT-TERM INVESTMENTS--3.3%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.9%

Greenwich Capital Markets, Tri-Party Repurchase Agreement,

  1.85%, dated 10/31/2002, due 11/1/2002 in the

  amount of $20,621,060 (fully collateralized by

  $21,060,000 U.S. Treasury Bills, 11/29/2002,

   value $21,033,043)                                                                        20,620,000               20,620,000

U.S. TREASURY BILLS--.4%

1.59%, 11/29/2002                                                                             2,500,000  (b)           2,496,875

TOTAL SHORT-TERM INVESTMENTS

   (cost $23,116,900)                                                                                                 23,116,875
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $817,357,127)                                                             99.9%              703,012,965

CASH AND RECEIVABLES (NET)                                                                          .1%                  523,262

NET ASSETS                                                                                       100.0%              703,536,227

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
     FINANCIAL FUTURES POSITIONS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF FINANCIAL FUTURES

October 31, 2002


                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                               Contracts           Contracts ($)             Expiration          at 10/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's MidCap 400                         114             24,216,450              December 2002                52,700



SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2002


                                                                     Cost           Value
------------------------------------------------------------------------------------------
ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(b)                    817,357,127      703,012,965

Cash                                                                               822,994

Receivable for shares of Common Stock subscribed                                   667,361

Dividends and interest receivable                                                  520,836

                                                                               705,024,156
------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                      289,360

Payable for shares of Common Stock redeemed                                      1,075,005

Payable for investment securities purchased                                        102,192

Payable for futures variation margin--Note 4                                        21,372

                                                                                 1,487,929
------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                 703,536,227
------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                829,885,178

Accumulated undistributed investment income--net                                 3,343,344

Accumulated net realized gain (loss) on investments                            (15,400,833)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $52,700 net unrealized
  appreciation on financial futures)                                          (114,291,462)
-------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                 703,536,227
-------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)                 39,834,112

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)              17.66



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


STATEMENT OF OPERATIONS

Year Ended October 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       7,266,576

Interest                                                               603,036

Income from securities lending                                          27,118

TOTAL INCOME                                                         7,896,730

EXPENSES:

Management fee--Note 3(a)                                            1,775,552

Shareholder servicing costs--Note 3(b)                               1,775,552

Loan commitment fees--Note 2                                             9,366

TOTAL EXPENSES                                                       3,560,470

INVESTMENT INCOME--NET                                               4,336,260
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              6,405,429

Net realized gain (loss) on financial futures                         (433,131)

NET REALIZED GAIN (LOSS)                                             5,972,298

Net unrealized appreciation (depreciation)
  on investments [including ($612,100) net
  unrealized (depreciation) on financial futures]                  (79,751,986)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (73,779,688)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (69,443,428)

SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2002  2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,336,260           3,865,664

Net realized gain (loss) on investments         5,972,298           9,880,610

Net unrealized appreciation (depreciation)
   on investments                             (79,751,986)        (92,589,842)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (69,443,428)        (78,843,568)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (4,350,581)         (4,048,781)

Net realized gain on investments              (16,543,657)        (65,166,093)

TOTAL DIVIDENDS                               (20,894,238)        (69,214,874)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 487,115,496         347,147,102

Dividends reinvested                           19,756,422          62,242,591

Cost of shares redeemed                      (259,029,885)      (203,381,122)

Redemption fee                                    150,583            175,048

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            247,992,616        206,183,619

TOTAL INCREASE (DECREASE) IN NET ASSETS       157,654,950         58,125,177
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           545,881,277        487,756,100

END OF PERIOD                                 703,536,227        545,881,277

Undistributed investment income--net            3,343,344          2,964,651
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    23,935,096         16,258,086

Shares issued for dividends reinvested            961,851          2,821,667

Shares redeemed                               (13,333,936)        (9,743,610)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  11,563,011          9,336,143

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

(PAGE)


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Year Ended October 31,
                                    --------------------------------------------

                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            19.31          25.76          24.14          25.80         26.55

Investment Operations:

Investment income--net                                            .12(a)         .16(a)         .22(a)         .21(a)        .27

Net realized and unrealized
   gain (loss) on investments                                   (1.04)         (3.02)          6.07           4.46          1.16

Total from Investment Operations                                 (.92)         (2.86)          6.29           4.67          1.43

Distributions:

Dividends from investment income--net                            (.15)          (.21)          (.20)          (.31)         (.23)

Dividends from net realized
   gain on investments                                           (.58)         (3.38)         (4.47)         (6.02)        (1.99)

Total Distributions                                              (.73)         (3.59)         (4.67)         (6.33)        (2.22)

Redemption fee                                                    .00(b)         .00(b)         .00(b)         .00(b)        .04

Net asset value, end of period                                  17.66          19.31          25.76          24.14         25.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                (5.30)        (12.85)         30.77          20.48          5.88
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                          .61            .72            .90            .90           .98

Portfolio Turnover Rate                                         19.09          28.34          45.74          50.17         67.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         703,536        545,881        487,756        282,544       251,772

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS.


(PAGE)


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Midcap Index Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to match the performance of the Standard & Poor's Midcap 400 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are sold to the public without a sales charge.

At a meeting held on April 23, 2002, the Board of Directors, on behalf of the fund, approved effective May 1, 2002 to change the name of the fund from Dreyfus MidCap Index Fund to Dreyfus Midcap Index Fund, Inc.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is a potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue

(PAGE)


Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,343,344, undistributed capital gains $12,914,109 and unrealized depreciation $142,575,582.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2002 and October 31, 2001, respectively, were as follows: ordinary income $4,350,581 and $27,840,189 and long-term capital gains 16,543,657 and $41,374,685.

During the period ended October 31, 2002, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $393,014, increased net realized gain (loss) on investments by $19,366 and decreased paid-in capital by $412,380. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2002, the fund did not borrow under the Facility.

                                                             The Fund

(PAGE)


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund' s average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all of the fund's expenses, except management fees, brokerage commissions, taxes, commitment fees, interest, fees and expenses of non-interested Board members (including counsel fees) , Shareholder Services Plan fees and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fees and expenses of the non-interested Board members (including counsel fees). Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000 and a fee of $4,000 for each meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the fund directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Board members.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines

(PAGE)


the amounts to be paid to Service Agents. During the period ended October 31, 2002, the fund was charged $1,775,552 pursuant to the Shareholder Services Plan

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2002, amounted to $374,427,253 and $128,311,125, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2002, are set forth in the Statement of Financial Futures.

At October 31, 2002, the cost of investments for federal income tax purposes was $845,588,547; accordingly, accumulated net unrealized depreciation on investments was $142,575,582, consisting of $67,177,065 gross unrealized appreciation and $209,752,647 gross unrealized depreciation.

                                                             The Fund

(PAGE)


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Midcap Index Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Midcap Index Fund, Inc., Inc. including the statements of investments and financial futures, as of October 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Midcap Index Fund, Inc. at October 31, 2002 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

December 9, 2002




(PAGE)

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.5780 per share as a long-term capital gain distribution of the $.7300 per share paid on December 10, 2001.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.

                                                             The Fund

(PAGE)


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

Ehud Houminer (62)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Professor and Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* Super Sol Limited, an Israeli supermarket chain, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 21


(PAGE)


Gloria Messinger (72)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

John Szarkowski (76)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (72)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 Funds), Director

* Methanex Corporation, a methanol production company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

(PAGE)


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 57 years old, and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and Director, of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old, and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Fianacial Officer and Treasurer at Gruntal & Co., LLC.

MARK N. JACOBS, EXECUTIVE VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 53 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 44 years old, and has been an employee of the Manager since April 1985.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 90 investment companies (comprised of 197 portfolios) managed by the Distributor. He is 32 years old, and has been an employee of the Distributor since October 1998.


(PAGE)


NOTES

(PAGE)

                  For More Information

                        Dreyfus
                        Midcap Index Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  113AR1002